UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund:	BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 06/30/2009

Date of reporting period: 12/31/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK  SOLUTIONS

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

SEMI-ANNUAL REPORT
DECEMBER 31, 2008 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew — the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in Decem-ber bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years’ trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector’s underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of December 31, 2008	6-month	12-month

US equities (S&P 500 Index)	(28.48)%	(37.00)%

Small cap US equities (Russell 2000 Index)	(26.94)	(33.79)

International equities (MSCI Europe, Australasia, Far East Index)	(36.41)	(43.38)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	17.70	20.06

Taxable fixed income (Barclays Capital US Aggregate Index*)	4.07	5.24

Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(2.49)	(2.47)

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(25.07)	(25.88)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2008

Investment Objective

BlackRock MuniHoldings California Insured Fund, Inc. (MUC) (the “Fund”) seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

Performance

For the six months ended December 31, 2008, the Fund returned (23.36)% based on market price and (12.11)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (13.70)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Monoline insurer downgrades have detracted from performance in all insured products. Although the Fund’s NAV decline has been substantial during the past six months in absolute terms, it has held up better than the general Lipper category, and for California state-specific funds. The Fund ended the period with a neutral duration posture, and underweight spread product in its permissible unenhanced basket of funds. Going forward, we are focused on increasing income in order to stabilize dividend distribution during a challenging period of erratic short-term borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of December 31, 2008 ($9.10)[1]	6.99%
Tax Equivalent Yield[2]	10.75%
Current Monthly Distribution per Common Share[3]	$0.053
Current Annualized Distribution per Common Share[3]	$0.636
Leverage as of December 31, 2008[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	12/31/08	6/30/08	Change	High	Low

Market Price	$9.10	$12.24	(25.65)%	$12.45	$5.50
Net Asset Value	$11.80	$13.84	(14.74)%	$14.16	$10.11

The following charts show the Fund’s portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	12/31/08	6/30/08

Education	22%	19%
City, County & State	19	25
Water & Sewer	18	14
Tax Revenue	12	13
Transportation	12	8
Lease Revenue	7	8
Power	6	8
Hospital	4	4
Housing	—	1

Credit Quality Allocations[5]

	12/31/08	6/30/08

AAA/Aaa	41%	27%
AA/Aa	51	58
A/A	8	14
BBB/Baa	—	1

[5]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume the Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Fund may also, from time to time, leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Fund and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Fund will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, the Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of December 31, 2008, the Fund had economic leverage from Preferred Shares and TOBs of 43% of its total managed assets.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	5

Schedule of Investments December 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 139.4%

Alameda County, California, Joint Powers Authority, Lease Revenue Refunding Bonds, 5%, 12/01/34 (a)	$10,000	$9,302,800

Banning, California, Unified School District, GO (Election of 2006), Series A, 5%, 8/01/27 (b)(c)	2,825	2,612,192

Bonita, California, Unified School District, GO (Election of 2004), Series B, 5%, 8/01/29 (b)(c)	8,350	7,571,530

Cajon Valley, California, Union School District, GO, Series B, 5.50%, 8/01/27 (c)	2,925	2,948,458

California Community College Financing Authority, Lease Revenue Bonds (Grossmont-Palomar-Shasta), Series A, 5.625%, 4/01/26 (c)	2,180	2,145,533

California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (c):
Series A-1, 6%, 8/01/20	170	168,591
Series C-2, 5.625%, 8/01/20 (d)	1,160	1,114,631

California State Public Works Board, Lease Revenue Bonds (University of California — Institution Project), Series C, 5%, 4/01/30 (e)	5,000	4,635,350

California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/39 (a)	8,320	7,662,220

California State University, Systemwide Revenue Refunding Bonds:
Series A, 5%, 11/01/29 (a)	5,000	4,781,400
Series A, 5%, 11/01/30 (e)	6,000	5,395,740
Series C, 5%, 11/01/28 (c)	16,215	14,821,644

California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 6%, 10/01/23	4,915	4,665,662

California Statewide Communities Development Authority Revenue Bonds:
(Adventist), Series B, 5%, 3/01/37 (f)	7,500	6,062,400
(Los Angeles Orthopedic Hospital Foundation), 5.50%, 6/01/19 (e)	1,090	1,005,035
(Sutter Health), Series C, 5.05%, 8/15/38 (a)	10,000	8,331,100

California Statewide Communities Development Authority, Revenue Refunding Bonds:
(Kaiser Hospital Asset Management, Inc.), Series C, 5.25%, 8/01/31	5,000	3,824,000
(Kaiser Permanente), Series A, 5%, 4/01/31	900	658,962

Chino Basin, California, Regional Financing Authority, Revenue Refunding Bonds (Inland Empire Utility Agency), Series A, 5%, 11/01/33 (e)	3,675	3,242,048

Municipal Bonds	Par (000)	Value

California (continued)

Chula Vista, California, IDR (San Diego Gas and Electric Company), AMT, Series D, 5%, 12/01/27 (e)	$3,330	$2,514,683

Chula Vista, California, Public Financing Authority, Revenue Refunding Bonds, Series A, 5%, 9/01/29 (c)	2,750	2,143,570

Coachella Valley, California, Unified School District, GO (Election of 2005), Series A, 5%, 8/01/27 (b)(c)	2,400	2,219,208

Colton, California, Joint Unified School District, GO, Series A, 5.375%, 8/01/26 (b)(c)	2,500	2,484,425

Corona, California, Department of Water and Power, COP, 5%, 9/01/29 (c)	5,910	4,606,727

Corona-Norco, California, Unified School District, GO (Election of 2006), Series A, 5%, 8/01/31 (a)	5,000	4,740,600

Covina-Valley, California, Unified School District, GO, Refunding, Series A, 5.50%, 8/01/26 (a)	2,395	2,423,860

Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue Refunding Bonds, Series A, 5.60%, 11/01/25 (a)	3,750	3,771,113

Desert, California, Community College District, GO, Series C, 5%, 8/01/37 (a)	7,500	6,952,275

East Bay, California, Municipal Utility District, Wastewater System Revenue Refunding Bonds, Sub-Series A (e):
5%, 6/01/33	6,545	6,174,946
5%, 6/01/37	6,015	5,601,228

East Bay Municipal Utility District, California, Water System Revenue Bonds, Sub-Series A, 5%, 6/01/35 (c)	6,875	6,602,131

East Bay Municipal Utility District, California, Water System Revenue Refunding Bonds, VRDN, Sub-Series B, 2.25%, 6/01/25 (a)(g)(h)	10,000	10,000,000

East Side Union High School District, California, Santa Clara County, Capital Appreciation, GO (Election of 2002), Series E, 5.125%, 8/01/28 (i)(j)	11,000	2,969,450

Escondido, California, COP, Refunding, Series A, 5.75%, 9/01/24 (b)	465	477,890

Foothill-De Anza, California, Community College District, GO, Refunding, 5%, 8/01/30 (b)(c)	5,000	4,777,350

Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%, 7/01/20 (a)	4,455	4,092,987

Fullerton, California, Joint Union High School District, GO (Election of 2002), Series B, 5%, 8/01/29 (b)(c)	5,200	4,912,336

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
S/F	Single-Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

Garden Grove, California, COP (Financing Project), Series A, 5.50%, 3/01/26 (e)	$4,040	$4,052,282

Hartnell, California, Community College District, GO (Election of 2002), Series B, 5%, 6/01/31 (a)	2,155	2,065,223

Hemet, California, Unified School District, GO, Series B, 5.125%, 8/01/37 (f)	4,500	4,148,775

Hollister, California, Joint Powers Finance Authority, Wastewater Revenue Refunding Bonds (Refining and Improvement Project), Series 1, 5%, 6/01/37 (a)	6,365	5,635,507

Imperial Irrigation District, California, Electric Revenue Refunding Bonds, 5%, 11/01/33	5,000	4,587,300

La Quinta, California, Financing Authority, Local Agency Revenue Bonds, Series A, 5.125%, 9/01/34 (e)	7,165	5,428,706

Lodi, California, Wastewater System Revenue Bonds, COP, Refunding, Series A, 5%, 10/01/32 (a)	2,000	1,843,260

Lompoc, California, Unified School District, GO (Election of 2002), Series C, 5%, 6/01/32 (a)	1,485	1,400,875

Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series B, 5.20%, 5/15/27 (c)	20,000	17,160,600

Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, Sub-Series A-2, 5%, 7/01/35 (e)	2,000	1,843,060

Los Angeles, California, M/F Housing Revenue Refunding Bonds, Senior Series G, 5.65%, 1/01/14 (a)	150	150,000

Los Angeles, California, Unified School District, GO (Election of 2004), Series H, 5%, 7/01/32 (a)	5,000	4,754,650

Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds:
Proposition A, First Tier Senior Series A, 5%, 7/01/35 (e)	9,000	8,387,910
Proposition C, VRDN, Second Senior Series A, 7%, 7/01/20 (c)(g)(h)	30,000	30,000,000

Los Gatos, California, Unified School District, GO (Election 2001), Series B, 5%, 8/01/30 (a)	2,735	2,630,113

Los Rios, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/27 (c)	1,890	1,843,034

Madera, California, Public Financing Authority, Water and Wastewater Revenue Refunding Bonds, 5%, 3/01/36 (c)	2,000	1,747,860

Merced, California, Community College District, GO (School Facilities District Number 1), 5%, 8/01/31 (c)	6,365	5,676,753

Merced, California, Irrigation District, Electrical System Revenue Refunding Bonds, 5.25%, 9/01/36 (j)	5,000	3,136,650

Metropolitan Water District of Southern California, Waterworks Revenue Bonds:
Series A, 5%, 7/01/35 (a)	3,550	3,409,065
Series B-1, 5%, 10/01/33 (b)(c)	9,000	8,629,380

Municipal Bonds	Par (000)	Value

California (continued)

Moorpark, California, Redevelopment Agency, Tax Allocation Bonds (Moorpark Redevelopment Project), 5.125%, 10/01/31 (e)	$4,150	$3,231,190

Morongo, California, Unified School District, GO (Election of 2005), Series A, 5.25%, 8/01/38 (f)	7,000	6,561,310

Napa, California, Water Revenue Bonds, 5%, 5/01/35 (e)	9,100	8,305,388

Northern California Power Agency, Public Power Revenue Refunding Bonds (Hydroelectric Project 1), Series A, 5.125%, 7/01/23 (c)	2,630	2,631,315

Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Coliseum Area Redevelopment Project), Series B, 5%, 9/01/36 (e)	6,855	4,666,884

Ohlone, California, Community College District, GO, Series B, 5%, 8/01/30 (a)	5,000	4,808,250

Oxnard, California, Financing Authority, Wastewater Revenue Bonds (Redwood Trunk Sewer and Headworks Projects), Series A, 5.25%, 6/01/34 (b)(c)	10,000	9,173,700

Oxnard, California, Financing Authority, Water Revenue Bonds, 5%, 6/01/31 (c)	10,000	8,922,600

Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds (Convention Center Project), Series A, 5.50%, 11/01/35 (c)	1,600	1,275,488

Peralta, California, Community College District, GO (Election of 2000), Series D, 5%, 8/01/35 (a)	15,490	14,599,325

Port of Oakland, California, Revenue Bonds, AMT, Series K, 5.75%, 11/01/29 (b)(c)	19,815	16,476,371

Port of Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%, 11/01/27 (b)(c)	25,350	20,219,160

Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds, 5%, 6/15/33 (c)	3,000	2,487,480

Poway, California, Unified School District, Public Financing Authority, Special Tax Revenue Bonds, 5%, 9/15/31 (e)	9,070	7,664,876

Poway, California, Unified School District, School Facilities Improvement, GO (Election of 2002), Series 1-B, 5%, 8/01/30 (a)	10,000	9,542,400

Redlands, California, Unified School District, GO (Election of 2008), 5.25%, 7/01/33 (a)	5,000	4,865,650

Redwoods, California, Community College District, GO (Election of 2004), 5%, 8/01/31 (c)	4,630	4,129,358

Riverside, California, Unified School District, GO (Election of 2001), Series B, 5%, 8/01/30 (c)	10,735	9,660,427

Sacramento, California, Area Flood Control Agency, Special Assessment Refunding Bonds (Consolidated Capital Assessment District), Series A, 5%, 10/01/32 (b)(c)	2,125	1,879,648

Sacramento, California, City Financing Authority, Revenue Refunding Bonds, 5%, 12/01/29 (b)(c)	8,775	7,949,975

Sacramento, California, Municipal Utility District Financing Authority Revenue Bonds (Consumers Project), 5.125%, 7/01/29 (c)	36,760	30,571,086

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

Saddleback Valley, California, Unified School District, GO, 5%, 8/01/29 (a)	$4,115	$3,971,263

Salinas, California, Union High School District, GO (Election of 2002), Series B, 5%, 6/01/26 (c)	3,490	3,266,186

San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds (Department of Transportation Lease), Series A, 5.50%, 12/01/20 (c)	5,440	5,440,870

San Diego, California, Community College District, GO (Election of 2002), 5%, 5/01/30 (a)	12,550	12,071,469

San Diego County, California, COP (Edgemoor Project and Regional System), Refunding, 5%, 2/01/29 (e)	1,500	1,305,645

San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/32	10,000	9,472,200

San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding Bonds, Series A, 5%, 7/01/34 (c)	2,500	2,336,200

San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds, AMT, Second Series, Issue 24A, 5.50%, 5/01/24 (a)	6,430	5,536,680

San Francisco, California, City and County Airport Commission, International Airport Revenue Refunding Bonds, AMT:
2nd Series, 6.75%, 5/01/19	5,030	5,057,715
Second Series, Issue 34E, 5.75%, 5/01/24 (a)	5,000	4,421,800

San Francisco, California, City and County Public Utilities Commission, Water Revenue Refunding Bonds, Series A, 5%, 11/01/32 (c)	13,500	11,938,995

San Francisco, California, Community College District, GO (Election of 2001), Series C, 5%, 6/15/31 (a)	4,195	4,020,152

San Joaquin County, California, COP, Refunding (County Administration Building), 5%, 11/15/30 (c)	5,530	4,491,024

San Jose, California, Financing Authority, Lease Revenue Refunding Bonds (Civic Center Project), Series B, 5%, 6/01/32 (e)	14,800	13,831,488

San Jose-Evergreen, California, Community College District, Capital Appreciation, GO (Election of 2004), Refunding, Series A (c)(i):
5.17%, 9/01/24	10,410	4,096,127
5.34%, 9/01/29	7,250	1,955,905

San Juan, California, Unified School District, GO (Election of 2002), 5%, 8/01/28 (c)	4,250	3,887,433

San Mateo County, California, Transit District, Sales Tax Revenue Refunding Bonds, Series A, 5%, 6/01/29 (c)	5,650	5,433,040

Municipal Bonds	Par (000)	Value

California (concluded)

Sanger, California, Unified School District, GO (Election of 2006), 5%, 8/01/27 (a)	$7,345	$7,002,723

Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North Project), Series A, 5.50%, 6/01/23 (e)	14,000	12,532,800

Santa Clara, California, Subordinated Electric Revenue Bonds, Series A, 5%, 7/01/28 (c)	6,050	5,535,387

Santa Monica-Malibu Unified School District, California, GO (Election of 2006), Series A, 5%, 8/01/32 (b)(c)	5,000	4,573,050

Santa Rosa, California, High School District, GO (Election of 2002), 5%, 8/01/28 (c)	2,855	2,611,440

Sierra, California, Joint Community College District, GO (School Facility Improvement District Number 2 — Western Nevada), Series A, 5%, 8/01/28 (b)(c)	1,550	1,417,770

Stockton, California, Public Financing Authority, Water Revenue Bonds (Water System Capital Improvement Projects), Series A, 5%, 10/01/31 (c)	3,200	2,852,608

Tamalpais, California, Union High School District, GO (Election of 2006), 5%, 8/01/28 (c)	4,400	4,287,228

Tracy, California, Area Public Facilities Financing Agency, Special Tax Refunding Bonds (Community Facilities District Number 87-1), Series H, 5.875%, 10/01/19 (c)	13,025	12,895,922

Turlock, California, Public Finance Authority, Sewer Revenue Bonds, Series A, 5%, 9/15/33 (b)(c)	6,655	6,041,010

University of California, General Revenue Refunding Bonds, Series A, 5%, 5/15/27 (e)	10,500	10,216,395

Vista, California, COP (Community Projects), 5%, 5/01/37 (c)	6,750	4,907,790

Vista, California, Unified School District, GO, Series B, 5%, 8/01/28 (b)(c)	2,550	2,332,460

Walnut Valley, California, Unified School District, GO (Election of 2007 — Measure S), Series A, 5%, 2/01/33 (a)	2,000	1,895,400

Washington, California, Unified School District (Yolo County), Capital Appreciation, GO (Election of 2004), Series A, 4.98%, 8/01/29 (b)(c)(i)	6,075	1,639,703

West Contra Costa, California, Unified School District:
Capital Appreciation, GO (Election of 2002), Series C, 5.061%, 8/01/29 (b)(c)(i)	5,825	1,524,403
GO (Election of 2002), Series B, 5%, 8/01/32 (a)	6,690	6,167,779

West Contra Costa, California, Unified School District, GO (Election of 2005):
Series A, 5%, 8/01/26 (a)	2,595	2,570,944
Series B, 5.625%, 8/01/35 (k)	9,500	9,509,975

Yorba Linda, California, Redevelopment Agency, Redevelopment Project Tax Allocation Revenue Bonds (Subordinate Lien), Series B, 5%, 9/01/32 (e)	3,145	2,358,152

Total Municipal Bonds — 139.4%		671,974,090

See Notes to Financial Statements.

8	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (l)	Par (000)	Value

California — 29.3%

Alameda County, California, Joint Powers Authority, Lease Revenue Refunding Bonds, 5%, 12/01/34 (a)	$4,150	$3,860,662

Chaffey Community College District, California, GO (Election of 2002), Series B, 5%, 6/01/30 (c)	9,905	9,428,881

Contra Costa, California, Community College District, GO (Election of 2002), 5%, 8/01/28 (c)	7,800	7,525,830

Los Angeles, California, Community College District, GO (Election of 2003), Series E, 5%, 8/01/31 (a)	11,216	10,662,048

Los Angeles, California, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue Bonds (Bunker Hill Project), Series A, 5%, 12/01/27 (a)	10,000	8,424,100

Los Angeles, California, Water and Power Revenue Bonds (Power System), Sub-Series A-1, 5.125%, 7/01/31 (a)	4,993	4,721,624

Palomar Pomerado Health Care District, California, GO (Election of 2004), Series A, 5.125%, 8/01/37 (c)	9,300	8,968,548

Peralta, California, Community College District, GO (Election of 2007), Series B, 5%, 8/01/32 (a)	6,980	6,636,584

Rancho, California, Water District Financing Authority, Revenue Refunding Bonds, Series A, 5%, 8/01/34 (a)	5,008	4,730,543

Riverside, California, Community College District, GO (Election of 2004), Series C, 5%, 8/01/32 (a)	8,910	8,380,924

San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A, 5%, 5/01/31 (a)	4,000	3,833,600

San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (a)	16,740	15,859,476

San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding Bonds, Series A, 5%, 7/01/30 (c)	23,100	21,989,583

University of California, Limited Project Revenue Bonds, Series B, 5%, 5/15/33 (a)	17,400	16,349,562

Vista, California, Unified School District, GO, Series A, 5%, 8/01/25 (a)	10,016	10,048,440

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.3%		141,420,405

Total Long-Term Investments (Cost — $909,568,581) — 168.7%		813,394,495

Short-Term Securities	Shares	Value

CMA California Municipal Money Fund, 0.69% (m)(n)	27,686,425	$27,686,425

Total Short-Term Securities (Cost — $27,686,425) — 5.7%		27,686,425

Total Investments (Cost — $937,255,006*) — 174.4%		841,080,920
Other Assets Less Liabilities — 2.7%		12,823,493
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (17.5)%		(84,280,531)
Preferred Shares, at Redemption Value — (59.6)%		(287,436,875)

Net Assets Applicable to Common Shares — 100.0%		$482,187,007

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$855,571,390

Gross unrealized appreciation	$919,038
Gross unrealized depreciation	(98,967,825)

Net unrealized depreciation	$(98,048,787)

(a)	FSA Insured.

(b)	FGIC Insured.

(c)	MBIA Insured.

(d)	FHA Insured.

(e)	AMBAC Insured.

(f)	Assured Guaranty Insured.

(g)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(h)	Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security.

(i)	Represents a zero-coupon bond. Rate shown reflects the effective yield as of report date.

(j)	XL Capital Insured.

(k)	BHAC Insured.

(l)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA California Municipal Money Fund	6,154,049	$151,792

(n)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	9

Schedule of Investments (concluded)

•

Effective July 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$27,686,425
Level 2	813,394,495
Level 3	—

Total	$841,080,920

See Notes to Financial Statements.

10	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Statement of Assets and Liabilities

December 31, 2008 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $909,568,581)	$813,394,495
Investments at value — affiliated (cost — $27,686,425)	27,686,425
Cash	40,695
Interest receivable	13,368,184
Income receivable — affiliated	703
Prepaid expenses	28,502
Other assets	23,079

Total assets	854,542,083

Accrued Liabilities

Interest expense and fees payable	722,214
Investment advisory fees payable	302,012
Income dividends payable — Common Shares	218,226
Officer’s and Directors’ fees payable	22,758
Other affiliates payable	7,608
Other accrued expenses payable	87,066

Total accrued liabilities	1,359,884

Other Liabilities

Trust certificates[1]	83,558,317

Total Liabilities	84,918,201

Preferred Shares at Redemption Value

$0.10 par value per share, 11,495 shares issued and outstanding at $25,000 per share liquidation preference, plus unpaid dividends	287,436,875

Net Assets Applicable to Common Shareholders	$482,187,007

Net Assets Applicable to Common Shareholders Consist of

Common Shares, $0.10 par value per share, 200,000,000 shares authorized; 40,874,458 shares issued and outstanding	$4,087,446
Paid-in capital in excess of par	603,025,455
Undistributed net investment income	878,470
Accumulated net realized loss	(29,630,278)
Net unrealized appreciation/depreciation	(96,174,086)

Net Assets, $11.80 net asset value per Common Share	$482,187,007

Statement of Operations

Six Months Ended December 31, 2008 (Unaudited)

Investment Income

Interest	$22,528,004
Income — affiliated	153,457

Total income	22,681,461

Expenses

Investment advisory	2,575,146
Commissions for Preferred Shares	379,184
Accounting services	121,073
Professional	91,062
Transfer agent	36,201
Officer and Directors	26,282
Printing	25,784
Custodian	21,108
Registration	6,992
Miscellaneous	63,793

Total expenses excluding interest expense and fees	3,346,625
Interest expense and fees[2]	1,689,097

Total expenses	5,035,722
Less fees waived by advisor	(615,134)

Total expenses after waiver	4,420,588

Net investment income	18,260,873

Realized and Unrealized Loss

Net realized loss from investments	(1,019,964)
Net change in unrealized appreciation/depreciation on investments	(82,836,411)

Total realized and unrealized loss	(83,856,375)

Dividends to Preferred Shareholders From

Net investment income	(4,976,830)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(70,572,332)

[1]	Represents short-term floating rate certificates issued by tender option bond trusts.

[2]	Related to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008

Operations

Net investment income	$18,260,873	$39,376,787
Net realized gain (loss)	(1,019,964)	7,928,113
Net change in unrealized appreciation/depreciation	(82,836,411)	(32,808,030)
Dividends to Preferred Shareholders from net investment income	(4,976,830)	(13,165,738)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(70,572,332)	1,331,132

Dividends to Common Shareholders From

Net investment income	(12,998,078)	(27,627,211)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(83,570,410)	(26,296,079)
Beginning of period	565,757,417	592,053,496

End of period	$482,187,007	$565,757,417

End of period undistributed net investment income	$878,470	$592,505

See Notes to Financial Statements.

12	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Statement of Cash Flows

Six Months Ended December 31, 2008 (Unaudited)

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations excluding dividends to Preferred Shareholders	$(65,595,502)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	342,154
Increase in prepaid expenses and other assets	(8,421)
Increase in accrued liabilities	99,116
Net realized and unrealized loss on investments	83,856,375
Amortization of premium and discount on investments	1,238,275
Proceeds from sales of long-term investments	146,427,665
Purchases of long-term investments	(50,784,255)
Net purchases of short-term investments	(36,879,049)

Cash provided by operating activities	78,696,358

Cash Used for Financing Activities

Cash receipts from trust certificates	6,117,300
Cash payments from trust certificates	(64,903,983)
Cash dividends paid to Common Shareholders	(14,946,198)
Cash dividends paid to Preferred Shareholders	(5,002,188)

Cash used for financing activities	(78,735,069)

Cash

Net decrease in cash	(38,711)
Cash at beginning of period	79,406

Cash at end of period	$40,695

Cash Flow Information

Cash paid for interest	$1,348,608

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	13

Financial Highlights

	Six Months Ended December 31, 2008 (Unaudited)
		Year Ended June 30,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.84	$14.48	$14.44	$15.40	$14.73	$15.53

Net investment income[1]	0.45	0.96	1.01	1.05	1.07	1.05
Net realized and unrealized gain (loss)	(2.05)	(0.60)	0.07	(0.85)	0.69	(0.84)
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.32)	(0.31)	(0.25)	(0.14)	(0.08)

Net increase (decrease) from investment operations	(1.72)	0.04	0.77	(0.05)	1.62	0.13

Dividends to Common Shareholders from net investment income	(0.32)	(0.68)	(0.73)	(0.91)	(0.95)	(0.93)

Net asset value, end of period	$11.80	$13.84	$14.48	$14.44	$15.40	$14.73

Market price, end of period	$9.10	$12.24	$13.92	$13.94	$14.97	$13.36

Total Investment Return[2]

Based on net asset value	(12.11)%[3]	0.64%	5.46%	(0.29)%	11.56%	1.28%

Based on market price	(23.36)%[3]	(7.41)%	5.02%	(0.98)%	19.56%	(3.93)%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[4,5]	1.04%[6]	1.14%	1.12%	1.10%	1.11%	1.10%

Total expenses after waiver[5]	1.69%[6]	1.50%	1.60%	1.35%	1.16%	1.17%

Total expenses[5]	1.92%[6]	1.58%	1.66%	1.41%	1.22%	1.24%

Net investment income[5]	6.96%[6]	6.72%	6.81%	7.01%	6.99%	6.87%

Dividends to Preferred Shareholders	1.90%[6]	2.22%	2.11%	1.68%	0.93%	0.53%

Net investment income to Common Shareholders	5.06%[6]	4.50%	4.70%	5.33%	6.06%	6.34%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$482,187	$565,757	$592,053	$589,404	$626,109	$598,908

Preferred Shares outstanding at liquidation preference, end of period (000)	$287,375	$287,375	$390,000	$390,000	$390,000	$390,000

Portfolio turnover	5%	43%	35%	34%	47%	35%

Asset coverage per Preferred Share, end of period[7]	$66,953	$74,225	$62,965	$62,795	$65,140	$63,394

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Prior year amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

14	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal security, a substantial downgrade in credit quality of the municipal security, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal security or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are reported as a liability for trust certificates.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At December 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $141,420,405, the related liability for trust certificates was $83,558,317 and the range of interest rates on the trust certificates was 2.346% to 3.185%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investments in TOBs may adversely affect the Fund’s investment income and distributions to shareholders. Also, fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund’s net asset value per share.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	15

Notes to Financial Statements (continued)

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 5.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination.The statute of limitations on the Fund’s US federal tax returns remains open for the years ended June 30, 2005 through June 30, 2007.The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Stock Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. The Fund may, however, elect to invest in Common Shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover the Fund’s deferred compensation liability are included in other assets on the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statement of Operations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are the largest stockholders of BlackRock, Inc.As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets.Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. For the six months ended December 31, 2008, the Advisor waived $50,650, which is included in fees waived by advisor on the Statement of Operations.

The Advisor has also agreed to waive its investment advisory fee based on the proceeds of Preferred Shares and TOBs that exceeds 35% of the Fund’s total net assets. For the six months ended December 31, 2008, the Advisor waived $564,484, which is included in fees waived by advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly

16	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended December 31, 2008, the Fund reimbursed the Advisor $8,014 for certain accounting services, which is included in accounting services on the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2008 were $45,194,842 and $144,127,265, respectively.

4. Concentration, Market and Credit Risk:

The Fund invests a substantial amount of its assets in California or a limited number states. Please see the Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and coun-terparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

5. Capital Share Transactions:

Common Shares

The Fund is authorized to issue 200,000,000 shares, including Preferred Shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of holders of Common Shareholders.

Shares issued and outstanding during the six months ended December 31, 2008 and during the year ended June 30, 2008 remained constant.

Preferred Shares

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the Fund’s Articles Supplementary, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change the Fund’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Fund had the following series of Preferred Shares outstanding and effective yields at December 31, 2008:

Series	Shares	Yield

A	1,415	1.721%
B	2,859	1.721%
C	2,358	1.752%
D	2,181	1.752%
E	2,682	1.432%

Dividends on seven-day Preferred Shares are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on 28 day Preferred Shares are cumulative at a rate which is reset every 28 days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for each successive dividend period until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	17

Notes to Financial Statements (concluded)

marginal tax rate. The low, high and average dividend rates on the Preferred Shares of the Fund for the six months ended December 31, 2008 were as follows:

Series	Low	High	Average

A	1.097%	10.205%	3.413%
B	1.142%	11.728%	3.408%
C	1.142%	12.261%	3.434%
D	1.173%	12.565%	3.445%
E	1.142%	11.347%	3.409%

Since February 13, 2008, the Preferred Shares of the Fund failed to clear any auctions.As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 1.097% to 12.565%. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of Preferred Shares.A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last.A successful auction for the Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference.

The Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregated principal amount. In December 2008, commissions paid to broker-dealers on preferred shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount. The Fund will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. For the six months ended December 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions of $108,782.

Shares issued and outstanding during the six months ended December 31, 2008 remained constant.

During the year ended June 30, 2008, the Fund announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

Series	Redemption Date	Shares Redeemed	Aggregate Principal

A	6/24/2008	505	$12,625,000
B	6/23/2008	1,021	$25,525,000
C	6/27/2008	842	$21,050,000
D	6/26/2008	779	$19,475,000
E	6/25/2008	958	$23,950,000

The Fund financed the Preferred Share redemptions with cash received from TOB transactions.

6. Capital Loss Carryforward:

As of June 30, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated year of expiration:

Expires June 30,

2009	$21,432,179
2012	3,107,367

Total	$24,539,546

7. Subsequent Events:

The Fund paid a net investment income dividend to holders of Common Shares in the amount of $0.053 per share on February 2, 2009 to shareholders of record on January 15, 2009.

The dividends declared on Preferred Shares for the period January 1, 2009 to January 31, 2009 were as follows:

Series	Dividends Declared

A	$3,809
B	$8,978
C	$10,874
D	$4,458
E	$6,714

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

18	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Director
G. Nicholas Beckwith, III, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Company President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
Common and Auction Market Preferred Shares:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the Fund. The Board of Directors wishes Mr. Salomon well in his retirement.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	19

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008, to elect director nominees of the Fund:

		Votes For		Votes Withheld

Approved the Directors as follows:	G. Nicholas Beckwith, III	36,265,360		1,250,785
	Kent Dixon	36,245,364		1,270,781
	R. Glenn Hubbard	36,256,956		1,259,189
	W. Carl Kester	5,032	[1]	2,293	[1]
	Robert S. Salomon, Jr.	36,263,064		1,253,081
	Richard S. Davis	36,249,052		1,267,093
	Frank J. Fabozzi	5,032	[1]	2,293	[1]
	James T. Flynn	36,260,339		1,255,806
	Karen P. Robards	36,267,003		1,249,142
	Richard E. Cavanagh	36,265,360		1,250,785
	Kathleen F. Feldstein	36,267,003		1,249,142
	Henry Gabbay	36,245,860		1,270,285
	Jerrold B. Harris	36,265,360		1,250,785

[1] Voted on by holders of Preferred Shares only.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

20	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

Additional Information (continued)

General Information

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Articles Supplementary

Effective September 13, 2008, following approval by the Fund’s Board and the applicable rating agencies, the Board amended the terms of the Fund’s Preferred Shares in order to allow the Fund to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Fund’s Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Fund’s permissable ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Fund’s investments in TOBs into applicable calculations.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008	21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	DECEMBER 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock MuniHoldings California Insured Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

# HOLDCA-12/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock MuniHoldings California Insured Fund, Inc.
	By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: February 23, 2009

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: February 23, 2009